Exhibit 99.2

Mallinckrodt Launches Notes Offering

CHESTERFIELD, UNITED KINGDOM, September 9, 2015 — Mallinckrodt plc (NYSE: MNK) (“Mallinckrodt”) today announced that two of its wholly owned subsidiaries, Mallinckrodt International Finance S.A. and Mallinckrodt CB LLC (the “Issuers”), intend to offer (the “Offering”), subject to market and other conditions, approximately $750 million of U.S. dollar-denominated senior unsecured notes due 2023 (the “Notes”). The Notes will be guaranteed on a senior unsecured basis by Mallinckrodt and certain of its subsidiaries.

Mallinckrodt intends to use the proceeds from the Offering to finance its previously announced acquisition (the “Acquisition”) of all of the capital stock of TGG Medical Solutions, Inc. (the “Target”), which it expects to complete by the end of September 2015 subject to the satisfaction of closing conditions, and to pay certain fees, commissions and expenses related to the Offering and Acquisition. Therakos, Inc. (“Therakos”) is a wholly owned subsidiary of the Target. There can be no assurance that the company will successfully complete the Offering on the terms described herein or at all.

The Notes will be offered and sold to qualified institutional buyers in the U.S. pursuant to Rule 144A and outside the U.S. pursuant to Regulation S under the Securities Act of 1933.

The Notes have not been registered under the Securities Act of 1933 or any state securities laws and may not be offered or sold in the U.S. absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933 and applicable state laws.

This press release does not constitute an offer to sell or a solicitation of an offer to purchase the Notes or any other securities and does not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

In relation to each member state of the European Economic Area which has implemented the 2003/71/EC directive as amended (the “Prospectus Directive”) (each a “Relevant Member State”), an offer of Notes to the public has not been made and will not be made in that Relevant Member State, except that an offer in that Relevant Member State of Notes may be made at any time to any legal entity which is a qualified investor as defined in the Prospectus Directive; to fewer than 150 natural or legal persons (other than qualified investors as defined in the Prospectus Directive), subject to obtaining the prior consent of the representative of the initial purchasers; or in any other circumstances falling within Article 3(2) of the Prospectus Directive, and provided that no such offer shall result in a requirement to publish a prospectus pursuant to Article 3 of the Prospectus Directive or supplement a prospectus pursuant to Article 16 of the Prospectus Directive.

ABOUT MALLINCKRODT:

Mallinckrodt is a global specialty biopharmaceutical and medical imaging business that develops, manufactures, markets and distributes specialty pharmaceutical products and medical imaging agents. Areas of focus include therapeutic drugs for autoimmune and rare disease specialty areas like neurology, rheumatology, nephrology and pulmonology; neonatal critical care respiratory therapies; and analgesics and central nervous system drugs. The company’s core strengths include the acquisition and management of highly regulated raw materials; deep regulatory expertise; and specialized chemistry, formulation and manufacturing capabilities. The company’s Specialty Brands segment includes branded medicines; its Specialty Generics segment includes specialty generic drugs, active pharmaceutical ingredients and external manufacturing; and the Global Medical Imaging segment includes contrast media and nuclear imaging agents. To learn more about Mallinckrodt, visit www.mallinckrodt.com.

FORWARD-LOOKING STATEMENTS:

Statements made herein that are not strictly historical, including statements regarding the Offering, the proposed acquisition of Therakos, the expected timetable for the completion of the Offering or the proposed acquisition of Therakos, future financial condition and operating results, economic, business, competitive and/or regulatory factors affecting Mallinckrodt’s and Therakos’ businesses and any other statements regarding events or developments that we believe or anticipate will or may occur in the future, may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: general economic conditions and conditions affecting the industries in which Mallinckrodt and Therakos operate; the commercial success of Mallinckrodt’s products and Therakos’ photopheresis platforms; Mallinckrodt’s and Therakos’ ability to satisfy the Therakos purchase agreement conditions and complete the Therakos acquisition on the anticipated timeline or at all; the availability of financing, including the financing contemplated by the debt commitment letter, on anticipated terms or at all; Mallinckrodt’s ability to successfully integrate acquisitions of operations, technology, products, employees and businesses generally and to realize anticipated growth, synergies and cost savings from its recently completed acquisitions and the Therakos acquisition; Mallinckrodt’s and Therakos’ performance and maintenance of important business relationships; changes in laws and regulations; Mallinckrodt’s ability to identify, acquire or close future acquisitions; Mallinckrodt’s and Therakos’ ability to successfully develop or commercialize new products; Mallinckrodt’s and Therakos’ ability to protect intellectual property rights; Mallinckrodt’s ability to receive procurement and production quotas granted by the U.S. Drug Enforcement Administration; customer concentration; Mallinckrodt’s and Therakos’ reliance on certain individual products that are material to its financial performance; cost containment efforts of customers, purchasing groups, third-party payers and governmental organizations; the reimbursement practices of a small number of public or private insurers; limited clinical trial data for H.P. Acthar® Gel; complex reporting and payment obligations under healthcare rebate programs; Mallinckrodt’s ability to achieve anticipated benefits of price increases; Mallinckrodt’s ability to achieve expected benefits from restructuring activities; complex manufacturing processes; competition; product liability losses and other litigation liability; ongoing governmental investigations; material health, safety and environmental liabilities; retention of key personnel; conducting business internationally; and the effectiveness of information technology infrastructure. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in Mallinckrodt plc’s SEC filings, including its Annual Report on Form 10-K for the fiscal year ended September 26, 2014, and Quarterly Reports on Form 10-Q for the quarterly periods ended March 27, 2015 and June 26, 2015, each of which is incorporated by reference in this offering memorandum. The forward-looking statements made herein speak only as of the date hereof and none of Mallinckrodt plc, Therakos, the Issuers or any of their respective affiliates assumes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

CONTACTS:

Investor Relations

Coleman N. Lannum, CFA

Senior Vice President, Investor Strategy and IRO

314-654-6649

cole.lannum@mallinckrodt.com

Media

Rhonda Sciarra

Communications Manager

314-654-8618

rhonda.sciarra@mallinckrodt.com

Meredith Fischer

Senior Vice President, Communications and Public Affairs

314-654-3318

meredith.fischer@mallinckrodt.com

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